EXHIBIT 99.1

                                 April 15, 2004

                  GEORGIA BANK FINANCIAL DECLARES CASH DIVIDEND
                         AND ANNOUNCES STOCK REPURCHASE

     Georgia Bank Financial Corporation, the holding company for Georgia Bank & Trust Company of Augusta, today announced the Board of Directors has declared the payment of a quarterly cash dividend of $0.13 per share on outstanding shares of the Company's Common Stock. The dividend is payable on May 21, 2004 to shareholders of record as of May 3, 2004.

     The Company began paying a quarterly dividend during the first quarter of 2004. R. Daniel Blanton, President and Chief Executive Officer stated, "We are pleased with this second quarterly dividend to reward our shareholders for their investment and confidence in the Company."

     The Company also announced the commencement of a stock repurchase program pursuant to which it will, from time to time, repurchase up to 100,000 shares of its outstanding stock. The Company may repurchase these shares in privately negotiated transactions or in the open market.

     "This repurchase program will enable us to take advantage of investment opportunities in our stock as they arise which will ultimately benefit the Company and its shareholders," stated Mr. Blanton.

     Georgia Bank & Trust Company of Augusta, the Company's subsidiary, provides banking, asset management and mortgage services through the six offices in the Metro Augusta market. The Bank is the largest locally-owned and operated Bank in Richmond and Columbia County and is "The Oldest Name in Augusta Banking."

     For further information, please contact R. Daniel Blanton, President or Ronald L. Thigpen, Executive Vice President at (706) 738-6990.

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                           Consolidated Balance Sheets


                    ASSETS                           March 31,
                                                       2004        December 31,
                                                    (Unaudited)        2003
                                                   -------------  --------------
Cash and due from banks                            $ 15,791,853   $  15,704,566
Federal funds sold                                            -               -
Interest-bearing deposits in other banks                 17,273          17,318
                                                   -------------  --------------
      Cash and cash equivalents                      15,809,126      15,721,884

Investment securities
  Available-for-sale                                149,686,130     151,394,463
  Held-to-maturity, at cost (fair values of
    $5,478,826 and $5,750,099, respectively)          5,072,670       5,437,519

Loans held for sale                                  12,734,114      14,047,080
Loans                                               445,508,159     418,632,111
  Less allowance for loan losses                     (7,402,292)     (7,277,589)
                                                   -------------  --------------
      Loans, net                                    438,105,867     411,354,522

Premises and equipment, net                          14,488,364      14,250,543
Accrued interest receivable                           3,435,121       3,784,888
Intangible assets, net                                  139,883         139,883
Bank-owned life insurance                            11,096,896      10,971,633
Other assets                                          3,247,764       3,530,542
                                                   -------------  --------------

                                                   $653,815,935   $ 630,632,957
                                                   =============  ==============

          LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                              $ 75,745,996   $  68,033,102
  Interest-bearing:
    NOW accounts                                     80,301,767      72,386,405
    Savings                                         204,716,144     194,366,425
    Money management accounts                        23,394,362      22,137,192
    Time deposits over $100,000                     103,986,574      97,631,749
    Other time deposits                              28,173,283      29,396,929
                                                   -------------  --------------
                                                    516,318,126     483,951,802

Federal funds purchased and securities sold
  under repurchase agreements                        41,433,893      56,968,754
Advances from Federal Home Loan Bank                 35,000,000      30,000,000
Other borrowed funds                                    500,000         800,000
Accrued interest and other liabilities                4,831,504       5,223,354
                                                   -------------  --------------
      Total liabilities                             598,083,523     576,943,910
                                                   -------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,284,746 shares issued;
    5,247,204 shares outstanding                     15,854,238      15,854,238
  Additional paid-in capital                         34,337,584      34,337,584
  Retained earnings                                   4,325,033       3,001,079
  Treasury stock, at cost 37,542 shares                (507,360)       (507,360)
  Accumulated other comprehensive income              1,722,917       1,003,506
                                                   -------------  --------------
      Total stockholders' equity                     55,732,412      53,689,047
                                                   -------------  --------------

                                                   $653,815,935   $ 630,632,957
                                                   =============  ==============

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                        Consolidated Statements of Income


                                  (Unaudited)

                                                       Three Months Ended
                                                           March 31,
                                                     ----------------------
                                                        2004        2003
                                                     ----------  ----------
Interest income:
  Loans, including fees                              $6,640,344  $6,257,448
  Investment securities                               1,706,843   1,621,372
  Federal funds sold                                      8,224      33,106
  Interest-bearing deposits in other banks                   29       1,276
                                                     ----------  ----------
    Total interest income                             8,355,440   7,913,202
                                                     ----------  ----------

Interest expense:
  Deposits                                            1,639,538   1,980,159
  Federal funds purchased and securities sold
    under repurchase agreements                         177,388     167,572
  Other borrowings                                      432,107     443,086
                                                     ----------  ----------
      Total interest expense                          2,249,033   2,590,817
                                                     ----------  ----------

Net interest income                                   6,106,407   5,322,385

Provision for loan losses                               388,723     474,750
                                                     ----------  ----------

Net interest income after provision for loan losses   5,717,684   4,847,635
                                                     ----------  ----------

Noninterest income:
  Service charges and fees on deposits                1,058,907   1,082,649
  Gain on sale of loans                               1,276,680   1,787,730
  Investment securities gains, net                       80,751      46,192
  Retail investment income                               95,555      90,937
  Trust service fees                                    122,239      69,859
  Increase in cash surrender value of
    bank-owned life insurance                           125,263      34,912
  Miscellaneous income                                   99,332      97,312
                                                     ----------  ----------
    Total noninterest income                          2,858,727   3,209,591
                                                     ----------  ----------

Noninterest expense:
  Salaries                                            2,513,124   2,755,773
  Employee benefits                                     766,855     628,415
  Occupancy expenses                                    619,164     581,346
  Other operating expenses                            1,699,930   1,271,463
                                                     ----------  ----------
    Total noninterest expense                         5,599,073   5,236,997
                                                     ----------  ----------

      Income before income taxes                      2,977,338   2,820,229

Income tax expense                                      971,248     968,042
                                                     ----------  ----------

      Net income                                     $2,006,090  $1,852,187
                                                     ==========  ==========

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                        Consolidated Statements of Income

                                  (Unaudited)

                                               Three Months Ended
                                                   March 31,
                                            -----------------------
                                               2004        2003
                                            ----------  -----------
Basic net income per share                  $     0.38  $      0.35
                                            ==========  ===========

Diluted net income per share                $     0.38  $      0.35
                                            ==========  ===========

Weighted average common shares outstanding   5,247,204    5,247,204
                                            ==========  ===========

Weighted average number of common and
  common equivalent shares outstanding       5,324,089    5,353,697
                                            ==========  ===========